UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2011

Alternative Energy & Environmental Solutions, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-170118	27-2830681
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)
 -
159 North State Street Newtown PA	18940
(Address of Principal Executive Offices)	(Zip Code)

215-968-1600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement

The Company has entered into an Agreement and Plan of Merger dated as of July 7, 2011 (the "Merger Agreement") with U.S. EcoFuels, Inc., a Florida corporation ("ECO"), National Invest & Trade, Ltd., a Nevada corporation ("NIT") and Allen N. Sharpe the sole owner of NIT pursuant to which ECO will merge into a subsidiary to be formed by the Company.  Currently, NIT is ECO's sole shareholder, but we anticipate that ECO will issue shares to settle outstanding obligations before the merger closes.

ECO is a pre-revenue company in the business of producing biomass fuels.  ECO is focusing on two biomass fuels in particular - torrified wood (and other biomass) and a bamboo-like energy crop called "arundo donax" otherwise known as giant cane, giant reed or wild cane.

Torrified Wood.  ECO improved and tested technology it acquired to develop additional trade secrets and proprietary processes.  The current stage of development is that ECO has a demonstration and test machine which torrifies biomass.  Torrifaction involves modifying wood and other plant materials in a high heat, oxygen-starved environment.  When the resulting energy fuel is properly compacted, its energy content is substantially more concentrated than the pre-processed materials.  Compacted torrified wood and other biomass fuels weigh less, take up less space and generally are more resistant to absorbing water than pre-processed biomass.  Consequently, torrified wood fuel is easier and less expensive to transfer, store and burn for use in energy generation.  The end result is a fuel that is substantially more valuable to its users than the pre-processed materials.

Arundo Donax.  ECO has acquired and improved technologies and trade secrets which it believes will allow the more efficient and effective use of a heretofore neglected and unused energy crop (arundo donax) otherwise known as giant cane or reed or wild cane.  ECO’s processes deal with growing, field planting, harvesting, torrifying, and supplying this energy crop to fuel users on an ongoing basis.

ECO plans to conduct business in 5 specific ways:

•	Selling its torrefaction systems and operations/services licenses for those systems,
•	Installing it's own systems in joint venture arrangements,
•	Building and operating its own torrefaction facilities,
•	Aggregating and brokering/selling the torrified product from its own facilities, from its joint ventures, from the machines sold to others, and from competitors, and
•	Providing a turn key system for the planting, growing, harvesting, processing and sale of its energy crop (arundo donax).

The Merger Agreement provides for the Company to issue a total of Seventeen Million Four Hundred Thousand (17,400,000) shares of its Common Stock in the Merger.

All the Common Stock of the Company issued in the Merger will cause the fully diluted securities of the Company immediately after the closing of the Merger to be owned as follows:

Name or Group	Number of Shares of Common Stock
Pre-Merger Closing owners of the Common Stock of the Company or their Designees	6,012,515
Pre-Merger Closing owners of Warrants to purchase Common Stock of the Company	2,025,030
Pre-Merger Closing owners of ECO capital stock and Convertible Securities	16,000,000
Service Providers to ECO	1,400,000
Reserved for future stock option and other grants to persons who are not shareholders, officers of directors of NIT or ECO prior to the Effective Time of the Closing of the Merger	800,000
Total Fully Diluted Shares	26,237,545

Our acquisition subsidiary will be the surviving company in the Merger. The surviving company of the Merger will be incorporated under the laws of the State of Nevada.  The articles of incorporation of our acquisition subsidiary will be the articles of incorporation of the surviving company of the Merger.  The bylaws of our acquisition subsidiary will be the bylaws and of the surviving company of the Merger.  The officers and directors of the surviving company of he Merger and of the Company will be persons mutually acceptable to ECO and the Company.

The Merger Agreement requires people receiving the Company's Common Stock in the Merger ("Merger Shareholders") to sign a Lock-up and Installment Re-Sale Restriction Agreement (the "Merger Shares Lock-up Agreement").  Parties to this Merger Shares Lock-up Agreement will agree to restrictions on sales, short sales, pledges, loans, assignments or other transfers any of the shares and warrants they acquired.  These transactions are called "Restricted Transactions."  Certain private sales are exempt from the Restricted Transactions restrictions, provided the buyer agrees to comply with the restrictions on Restricted Transactions to the same extent as the Merger Shareholders have agreed in the Merger Shares Lock-up Agreement.

Two time periods with different levels of restrictions are covered by the Merger Shares Lock-Up Agreement.

During the first time period (the "Lock-up Period"), no Restricted Transactions are permitted. The Lock-up Period starts immediately and ends on the first anniversary of last day of the calendar month during a Registration Statement pursuant to Section 5 of the 1933 Securities Act of 1933, as amended, covering resale of shares of Common Stock of the Company becomes effective by order of the SEC, which Registration Statement includes shares of Common Stock sold in a private placement in which the Company raises at least two years of operating capital, or if exercises of registered warrants provide all the capital required  to achieve that operating capital goal without a registration statement, then on the first anniversary of achieving that operating capital goal.

The second time period (the "Installment Re-Sale Period") begins immediately after the Lock-up Period and ends on the first (1st) annual anniversary of the beginning of the Installment Re-Sale Period.  During the Installment Re Sale Period, each of the Merger Shareholders are permitted to sell during any calendar month a number of shares equal to the lower of Eight and One Half (8.5%) of the Merger Shares they acquired in the Merger, or their pro rata share of the average weekly reported volume of trading of the Company's shares on all national securities exchanges and/or reported through the automated quotation system of a registered securities association during the four calendar weeks that ended immediately prior to the beginning of the calendar month during which the sale occurs (the "Average Weekly Volume").  The pro rata share of each Merger Shareholder is determined by dividing (i) the number of shares owned by that Merger Shareholder, by (ii) the number of shares owned by all Merger Shareholders.

After the Installment Re-Sale Period ends, the Merger Shareholders are free to sell or otherwise transfer Merger Shares without restriction, except any restrictions imposed by securities laws, rules and regulations.

There can be no assurance the Merger will close.  Closing conditions include ECO providing the Company with audited financial statements and other information to enable the Company to meet its reporting obligations under the Securities and Exchange Act of 1934, as amended.

This Report includes “forward-looking statements” as defined by the Securities and Exchange Commission, or SEC. All statements, other than statements of historical facts, included in this prospectus that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. These forward-looking statements are based on assumptions which we believe are reasonable based on current expectations and anticipated future event.. However, whether actual results and developments will conform to our expectations and predictions is subject to a number of risks and uncertainties that, among other things, could cause actual results to differ materially from those contained in the forward-looking statements.

Item 5.01 Changes in Control of Registrant

See disclosures made in Item 1.01 of this Report which are incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits.

99.1
Agreement and Plan of Merger dated as of July 7, 2011 (the "Merger Agreement") with U.S. EcoFuels, Inc., a Florida corporation ("ECO"), National Invest & Trade, Ltd., a Nevada corporation ("NIT") and Allen N. Sharpe is attached as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

ALTERNATIVE ENERGY & ENVIRONMENTAL SOLUTIONS, INC.

DATED: July 8, 2011	By:	/s/ Scott Williams
Scott Williams
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1
Agreement and Plan of Merger dated as of July 7, 2011 (the "Merger  Agreement") with U.S. EcoFuels, Inc., a Florida corporation ("ECO"), National Invest & Trade, Ltd., a Nevada corporation ("NIT") and Allen N. Sharpe is attached as Exhibit 99.1 hereto.